Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2022 FIRST-QUARTER RESULTS:
•Total sales growth of 5.0% to $23.4 Billion with operational growth of 7.7%* and adjusted operational growth of 7.9%*

•Earnings per share of $1.93 decreasing 16.8% and adjusted earnings per share of $2.67 increasing 3.1%*

•Company maintaining 2022 full-year guidance for adjusted operational earnings per share and base business operational sales

•Given global supply surplus and demand uncertainty, the Company is suspending COVID-19 Vaccine sales guidance, with no impact to adjusted operational earnings per share guidance

New Brunswick, N.J. (April 19, 2022) – Johnson & Johnson (NYSE: JNJ) today announced results for first-quarter 2022. “Our first quarter results demonstrate strong performance across the enterprise, despite macro-economic headwinds. I am incredibly proud of Johnson & Johnson’s 144,000 employees for their relentless passion and Credo-based commitment to delivering transformative healthcare solutions to patients and customers around the world,” said Joaquin Duato, Chief Executive Officer. “Looking ahead, I remain confident in the future of Johnson & Johnson as we continue advancing our portfolio and innovative pipeline.”

OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
Note: values may have been rounded

REGIONAL SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes in their respective regions
Note: The MedTech segment was previously referred to as the Medical Devices segment
Values may have been rounded

FIRST QUARTER 2022 SEGMENT COMMENTARY:

Consumer Health
Consumer Health worldwide adjusted operational sales, which exclude the net impact of acquisitions and divestitures and translational currency, increased 1.6%* primarily driven by over-the-counter (OTC) products. Major contributors to growth in OTC were upper respiratory products, TYLENOL and MOTRIN analgesics, and IMODIUM in digestive health products. Growth was partially offset by external supply constraints mainly impacting Skin Health / Beauty.

Pharmaceutical
Pharmaceutical worldwide adjusted operational sales, which exclude the net impact of acquisitions and divestitures and translational currency, grew 9.3%* driven by DARZALEX (daratumumab), a biologic for the treatment of multiple myeloma, STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, TREMFYA (guselkumab), a biologic for the treatment of adults living with moderate to severe plaque psoriasis, and for adults with active psoriatic arthritis, ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with prostate cancer, and INVEGA SUSTENNA/XEPLION and INVEGA TRINZA/TREVICTA (paliperidone palmitate), long-acting, injectable atypical antipsychotics for the treatment of schizophrenia in adults. Also contributing to growth were sales of the Janssen COVID-19 Vaccine (Ad26.COV2.S) for the prevention of the SARS-CoV-2 virus. This growth was partially offset by declines in sales of REMICADE (infliximab), a biologic approved for the treatment of a number of immune-mediated inflammatory diseases, XARELTO (rivaroxaban), a direct oral anticoagulant, and ZYTIGA (abiratone acetate), an oral, once-daily medication for use in combination with prednisone for the treatment of metastatic castration-resistant prostate cancer.

MedTech
MedTech worldwide adjusted operational sales, which exclude the net impact of acquisitions and divestitures and translational currency, grew 8.6%*, driven by electrophysiology products in Interventional Solutions, contact lenses and surgical vision products in Vision, wound closure products in General Surgery, biosurgery in Advanced Surgery, and hips, trauma, and knees in Orthopaedics.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases available online in the Investors section of the Company’s website at news releases, as well as
www.factsabouttalc.com, www.factsaboutourprescriptionopioids.com, and www.LTLManagementInformation.com.

Regulatory Decisions	U.S. FDA Approves CARVYKTI (ciltacabtagene autoleucel), Janssen’s First Cell Therapy, a BCMA-Directed CAR-T Immunotherapy for the Treatment of Patients with Relapsed or Refractory Multiple Myeloma	(press release)
	U.S. FDA Approves CABENUVA (rilpivirine and cabotegravir) for Use Every Two Months, Expanding the Label of the First and Only Long-Acting HIV Treatment	(press release)
	U.S. FDA Approves CABENUVA (cabotegravir and rilpivirine) for Adolescents, Expanding the Indication of the First and Only Complete Long-Acting Injectable HIV Regimen[1]	(press release)
	U.S. FDA Approves Streamlined Process for Initiating HIV Therapy with CABENUVA (cabotegravir and rilpivirine), the First and Only Complete Long-Acting Injectable HIV Treatment	(press release)
Regulatory Submissions
Janssen Submits Marketing Authorisation Application to the European Medicines Agency Seeking Approval of Bispecific Antibody Teclistamab for the Treatment of Patients with Relapsed or Refractory Multiple Myeloma
(press release)
	Janssen Seeks Approval of a New Indication for IMBRUVICA (ibrutinib) for Use in Patients with Untreated Mantle Cell Lymphoma	(press release)
Other
Janssen Presents New Data Demonstrating the Combination of Niraparib and Abiraterone Acetate Plus Prednisone Significantly Improved Radiographic Progression-Free Survival as a First-Line Therapy in Patients with HRR Gene-Mutated Metastatic Castration-Resistant Prostate Cancer
(press release)
	Johnson & Johnson Statement on Nationwide Opioid Settlement Agreement	(press release)
	DePuy Synthes Further Reimagines Knee Restoration with the Addition of Two New Innovations to the ATTUNE Knee Portfolio	(press release)
	Janssen Initiates First-of-its-Kind Clinical Study to Bridge Critical Gaps in Care for People of Color with Moderate to Severe Plaque Psoriasis	(press release)
	Johnson & Johnson Statement on War in Ukraine	(press release)
. 1 Subsequent to the quarter

FULL-YEAR 2022 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

Please note that the Company has suspended guidance on its COVID-19 Vaccine sales. The table below excludes COVID-19 Vaccine sales from Adjusted Operational Sales, Operational Sales, and Estimated Reported Sales.

($ in Billions, except EPS)	April 2022	January 2022
Adjusted Operational Sales[1,2,5] Change vs. Prior Year	6.5% – 7.5%	6.5% – 7.5%
Operational Sales[2,5] Change vs. Prior Year	$97.3B – $98.3B 6.5% – 7.5%	$97.3B – $98.3B 6.5% – 7.5%
Estimated Reported Sales[3,5] Change vs. Prior Year	$94.8B – $95.8B 3.8% – 4.8%	$95.9B - $96.9B 5.0% – 6.0%

Adjusted Operational EPS (Diluted)[2,4] Change vs. Prior Year	$10.60 - $10.80 8.2% – 10.2%	$10.60 - $10.80 8.2% – 10.2%
Adjusted EPS (Diluted)[3,4] Change vs. Prior Year	$10.15 - $10.35 3.6% – 5.6%	$10.40 - $10.60 6.1% – 8.2%

     1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
     2 Non-GAAP financial measure; excludes the impact of translational currency
     3 Calculated using Euro Average Rate: January 2022 = $1.14 and April = $1.09 (Illustrative purposes only)
     4 Non-GAAP financial measure; excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
     Note: percentages may have been rounded

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the Company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based health care company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the Company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy, and the anticipated separation of the Company’s Consumer Health business. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to satisfy the necessary conditions to consummate the separation of the Company’s Consumer Health business on a timely basis or at all; the Company’s ability to successfully separate the Company’s Consumer Health business and realize the anticipated benefits from the separation; the New Consumer Health Company’s ability to succeed as a standalone publicly traded company; and risks related to the impact of the COVID-19 global pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, material delays and cancellations of medical procedures, supply chain disruptions and other impacts to the business, or on the company’s ability to execute business continuity plans, as a result of the COVID-19 pandemic. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 2, 2022, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:	Investor Contacts:
Lindsay Hymson	Jessica Moore	Lisa Romanko
(516) 524-1757	(732) 524-2955	(732) 524-2034